Exhibit 99.2

SECOND AMENDMENT TO Master repurchase agreement AND FIRST AMENDMENT TO FEE LETTER

THIS SECOND AMENDMENT TO MASTER REPURCHASE AGREEMENT AND FIRST AMENDMENT TO FEE LETTER, dated October 29, 2021 (this “Amendment”), is entered into by and between BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales (including any successor thereto, “Purchaser”), and RCC REAL ESTATE SPE 7, LLC, a limited liability company organized under the laws of the State of Delaware (“Seller”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below), and if not defined therein, in the Fee Letter (as defined below).

RECITALS

WHEREAS, Purchaser and Seller are parties to that certain Master Repurchase Agreement, dated as of April 10, 2018, as amended by that certain First Amendment to Master Repurchase Agreement, dated March 9, 2021 (the “Existing Repurchase Agreement” and, as amended by this Amendment, and as hereafter further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Repurchase Agreement”);

WHEREAS, in connection with the Repurchase Agreement, Purchaser and Seller are parties to that certain Fee Letter, dated as of April 10, 2018 (the “Existing Fee Letter” and, as amended by this Amendment, and as hereafter further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Fee Letter”); and

WHEREAS, the parties hereto desire to make certain amendments and modifications to the Existing Repurchase Agreement and the Existing Fee Letter.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

Amendments to the EXISTING repurchase Agreement

(a)The definition of “Revolving Period” in Article 2 of the Existing Repurchase Agreement is hereby amended and restated as follows:

“Revolving Period” shall mean the period (i) beginning on the Closing Date and (ii) ending on October 29, 2022, or such later date as may be in effect pursuant to Article 3(f).

(b)The definition of “Revolving Period Extension Fee” in Article 2 of the Existing Repurchase Agreement is hereby deleted in its entirety.

(c)The definition of “Termination Date” in Article 2 of the Existing Repurchase Agreement is hereby amended and restated as follows:

“Termination Date” shall mean (i) the date of the expiration of the Revolving Period, (ii) the date that is ten (10) days after the Seller notifies the Purchaser in writing of its intent to terminate the Agreement, or (iii) such later date as may be in effect pursuant to Article 3(g).

(d)Article 3(f)(B) of the Existing Repurchase Agreement is hereby amended and restated as follows:

(B)Purchaser shall have received, on or before the expiration of the Current Revolving Period, payment from Seller, as consideration for Purchaser’s agreement to extend the then Current Revolving Period, the Structuring Fee with respect to the extension year;

ARTICLE 2

Amendments to the EXISTING Fee Letter

(a)The definition of “Structuring Fee” in Section 1 of the Existing Fee Letter is hereby amended and restated as follows:

“Structuring Fee” shall mean a fee that shall be due earned and payable on the date hereof and on October 29th of each calendar year during the Revolving Period (to the extent the Revolving Period is not terminating on such date) in an amount to be billed by Purchaser.  If Purchaser imposes increased costs or converts to an Alternative Rate pursuant to Article 6(a) of the Master Repurchase Agreement and Seller elects to terminate all of the Transactions pursuant to Article 3(g) of the Master Repurchase Agreement and repurchases all of the Purchased Assets within thirty (30) days after Purchaser’s notice of such imposition or conversion, Seller shall be entitled to a refund of the unamortized portion of the Structuring Fee (the Structuring Fee will amortize on a straight line basis over the year immediately following the date on which it is due and payable in accordance with this definition).

(b)The definition of “Revolving Period Extension Fee” in Section 1 of the Existing Fee Letter is hereby deleted in its entirety.

(c)Section 2(a) of the Existing Fee Letter is hereby amended and restated as follows:

(a)Seller shall pay to Purchaser the Structuring Fee as and when due in accordance with the definition thereof.

ARTICLE 3

Representations

Seller represents and warrants to Purchaser, as of the date of this Amendment, as follows:

(a)all representations and warranties made by it in the Transaction Documents to which it is a party are true, correct, complete and accurate in all respects as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

(b)it is duly authorized to execute and deliver this Amendment and has taken all necessary action to authorize such execution, delivery and performance;

(c)the person signing this Amendment on its behalf is duly authorized to do so on its behalf;

(d)the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected; and

(e)this Amendment has been duly executed and delivered by it.

ARTICLE 4

CONDITIONS PRECEDENT

The effectiveness of this Amendment is subject to the condition precedent that:

(a)the representations and warranties of Seller set forth herein shall be true, correct, complete and accurate in all respects as of the date hereof; and

(b)Seller shall have paid the amounts due and payable pursuant to Article 5 below.

ARTICLE 5

FEES AND EXPENSES

(a)On the date hereof, Seller shall pay to Purchaser the Structuring Fee which is due and payable on the date hereof in accordance with the definition thereof as set forth in this Amendment.

(b)On the date hereof, Seller shall pay all of Purchaser’s out-of-pocket costs and expenses, including reasonable fees and expenses of attorneys, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment for which Purchaser has provided in invoice prior to the execution and delivery hereof by the parties hereto.  Any such out-of-pocket costs and expenses for which an invoice has not been provided prior to the execution and delivery hereof by the parties hereto shall be reimbursed in accordance with the Repurchase Agreement.

ARTICLE 6

Governing Law

THIS AMENDMENT (and any claim or controversy hereunder) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ARTICLE 7

Miscellaneous

(a)Except as expressly amended or modified hereby, the Transaction Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.  All references to the Transaction Documents shall be deemed to mean the Transaction Documents as modified by this Amendment.

(b)This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment in electronic format shall be as effective as delivery of a manually executed original counterpart of this Amendment.

(c)The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.

(d)This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.

(e)This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.

(f)This Amendment and the Fee Letter, and this Amendment and the Repurchase Agreement, as applicable, in each case, together constitute a single Transaction Document.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed, as of the date first above written.

BARCLAYS BANK PLC, as Purchaser

By:	Francis X. Gilhool
	Name:	Francis X. Gilhool
	Title:	Authorized Signatory

RCC REAL ESTATE SPE 7, LLC, as Seller

By:	/s/ Michael A. Pierro
	Name:	Michael A. Pierro
	Title:	Senior Vice President

Barclays-ACRES – Second Amendment to Master Repurchase Agreement